The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 25, 2006 Exhibit 99.1

James E. Rohr Chairman and Chief Executive Officer

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the version of the presentation materials posted on our corporate website at
www.pnc.com.  We provide greater detail regarding those factors in our 2005 Form 10-K, including the Risk Factors and Risk Management sections, and in our other SEC reports
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “For Investors.”
Cautionary Statement Regarding
Forward-Looking Information

2005 Accomplishments
Financial Highlights
Earned record $1.3 billion
Reported 16.6% return on average common equity
Stock outperformed S&P and 10-bank peer group*
– 11.6% total shareholder return for 2005
Key Strategies
Customer at the center of everything we do
Focused on operating leverage
Risk management as a differentiator
Disciplined and effective capital management
* Peer Group of 10 super-regional banks is identified in 2006 Proxy and Appendix

Generating Continued Growth
$0
$20
$40
$60
$80
$100
2003 2004 2005
$0
$1
$2
$3
$4
$5
$6
$7
2003 2004 2005
$0.0
$0.5
$1.0
$1.5
2003 2004 2005
Dollars in billions
Record
$89 billion
Record
$6.3 billion
Record
$1.3 billion
Revenue Average Assets Earnings

$100
$125
$150
$175
Comparison of Cumulative Three-Year Total Return
(INCLUDES REINVESTMENT OF DIVIDENDS)
PNC
S&P 500
Peer Group *
12/31/02 12/31/03 12/31/04 12/31/05
S&P 500 Banks
Value of $100
Investment
Relative Total Return Performance
* Peer Group of 10 super-regional banks is identified in 2006 Proxy and Appendix

Commitment to Our Constituencies
• Focused on teamwork
• Strong benefits program
• Working Mother magazine recognition
Shareholders
• Best 1 and 3 year total shareholder returns of
10-bank peer group
• Invested in growth opportunities
• Managed risk/reward
Customers
• High customer satisfaction ratings
• Significantly improved the customer experience
• Products & processes focused on ease & convenience
Employees
Communities
• Grow Up Great wins Reading is Fundamental award
• PNC Foundation contributed $11 million
• Employees volunteered more than 1 million hours

PNC Receives National Recognition
Recognized by Reading is Fundamental for supporting
children’s literacy through PNC Grow Up Great
Fortune magazine’s America’s Most Admired Companies
– PNC ranked 5
th
among super-regional banks
Earned prestigious Presidential “E” award for export
service
Reaffirmed as part of KLD’s Domini 400 Social Index
Named to Training magazine’s “Training Top 100” list for
the second consecutive year

First Quarter 2006 Highlights
Reported net income of $354 million
Return on average common equity was 16.67%
Increased second quarter dividend by 10% to $2.20
per share annualized
2006 year-to-date total shareholder return of 14.53%
BlackRock announced agreement to merge with
Merrill Lynch’s investment management business and
PNC expects to report an after-tax gain of
approximately $1.6 billion

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005, including in the Risk Factors and Risk Management sections.  Our forward-looking statements may also be subject to other risks and uncertainties including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com.
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as the pending acquisition by BlackRock of Merrill Lynch’s investment management business.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These developments could include:  (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.  The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
2005 Peer Group of
Super-Regional Banks
Appendix